SSgA FUNDS

                         SUPPLEMENT DATED APRIL 23, 1999
                     TO PROSPECTUSES DATED DECEMBER 28, 1998

                                   SSgA FUNDS

Effective April 30, 1999, the SSgA Funds makes the following changes and additions to its prospectuses, as noted below, dated December 28, 1998.

SSgA Real Estate Equity Fund
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The SSgA Real Estate Equity Fund will become the SSgA-Tuckerman Active REIT
Fund.

Change of Portfolio Managers Effective April 30, 1999
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SSgA Special Equity Fund. Mr. Guy R. Scott, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund. Mr. Scott has been with State Street Global Advisors ("SSgA") since 1997. Prior to joining the firm, Mr. Scott was a senior vice president and portfolio manager at The Boston Company for seven years. There are four other portfolios managers assisting with the management of this Fund.

SSgA International Growth Opportunities Fund. Mr. Jeff Davis, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. Mr. Davis, a Principal, Chief Investment Strategist and Senior Portfolio Manager, has been with SSgA since 1992. Mr. Davis left SSgA briefly to serve as Managing Director of Schooner Asset management, a Latin American and Eastern European private equity firm, and returned in 1997 to assume his current role. There are four other portfolios managers assisting with the management of this Fund.

SSgA Matrix Equity Fund. Mr. Theodore G. Gekas is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Matrix Equity Fund. Mr. Gekas is a Principal of SSgA and has been with the firm since 1995 in the Global Enhanced and Structured Products Groups. Prior to joining SSgA, Mr. Gekas developed asset allocation and forecasting models for the global equity and fixed income markets with Citibank. There are seven other portfolios managers assisting with the management of this Fund.

SSgA Life Solutions Growth, Income and Growth, and Balanced Funds. Mr. Heydon Traub, CFA, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. Mr. Traub is a Principal of SSgA


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and heads the Global Asset Allocation Group. He has been with the firm since
1987. There are two other portfolios managers assisting with the management of this Fund.

Additional Information Applicable to the SSgA S&P 500 Index Fund, the SSgA Small
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Cap Fund, the SSgA Emerging Markets Fund, the SSgA Yield Plus Fund, the SSgA
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Money Market Fund, the SSgA Intermediate Fund, the SSgA Bond Market Fund, the
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SSgA High Yield Bond Fund, the SSgA Growth & Income Fund, the SSgA Matrix Equity
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Fund, the SSgA Special Equity Fund, the SSgA Real Estate Equity Fund, the SSgA
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Aggressive Equity Fund, the SSgA Active International Fund, the SSgA
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International Growth Opportunities Fund, and the Prospectuses under "Purchase of
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Fund Shares--Telephone Exchange Privilege"
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Management believes that market timing strategies may be disruptive to the Fund.
For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the Fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each Fund reserves the right to terminate or modify the exchange privilege in the future.